Notes Payable	12 Months Ended
Dec. 31, 2012
Debt Disclosure [Abstract]
Notes Payable

7.	NOTES PAYABLE

The notes are due to an arm’s length third party, bearing interest at 12% per annum, unsecured and repayable upon demand.  Due to the demand features, these notes are presented in the accompanying consolidated balance sheets as current liabilities. The interest expense accrued for the years ended December 31, 2012, 2011 and 2010 was $35,025, $31,604 and $27,098, respectively.